                                                                     EXHIBIT 1.1

                            Dated January ___, 1998
                            -----------------------

                               KOPIN CORPORATION



                       --------------------------------

                             UNDERWRITING AGREEMENT

                       --------------------------------

                               KOPIN CORPORATION
                               -----------------



                                  Common Stock
                                  ------------

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               January ___, 1998

To:
DEUTSCHE MORGAN GRENFELL INC.
and the other Representatives
named in Schedule I hereto
of the several Underwriters
named in Schedule II hereto

c/o Deutsche Morgan Grenfell Inc.
31 West 52nd Street
New York, New York 10019

Dear Sirs:

            Kopin Corporation, a Delaware corporation (the "Company"), Telecom Holding Co., Ltd. ("Telecom") and the other persons listed in Schedule III hereto (the "Individual Selling Stockholders," and together with Telecom, the "Selling Stockholders") hereby confirm their agreement with the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (the one or more firms acting in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be references to the Underwriters.


Section 1.  Underwriting.  Subject to the terms and conditions contained herein:
            ------------

            (a) The Company proposes to issue and sell 1,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company (the "Company Firm Shares") and Telecom proposes to sell 1,000,000 shares of Common Stock (the "Telecom Shares") (the Company Firm Shares and the Telecom Shares are sometimes collectively referred to herein as the "Firm Shares") to the several Underwriters. The Company also proposes to issue and sell to the several Underwriters not more than 250,000 additional shares (the "Company Option Shares", and together with the Company Firm Shares, the "Company Shares") and the Individual Selling Stockholders propose to sell to the several Underwriters not more than 50,000 additional shares of Common Stock (the "Individual Selling Stockholder Shares", and together with the Company Option Shares, the "Option Shares"), if requested by the Representatives as provided in Section 2(b) hereof. The Firm Shares and the Option Shares are sometimes collectively referred to herein as the "Shares".

            (b) Upon your authorization of the release of the Firm Shares, the Underwriters propose to make a public offering (the "Offering") of the Firm Shares upon the terms set forth in the Prospectus (as defined below) as soon after the Registration Statement (as defined below) and this Agreement have become effective as in the Representatives' sole judgment is advisable. As used in this Agreement, the term "Effective Date" shall mean each date that the registration statement and any post-effective amendment or amendments thereto became or become effective; the term "Original Registration Statement" means the registration statement referred to in Section 5(a)(i) below, as amended at the time when it was or is declared effective, including incorporated documents, financial schedules and exhibits thereto, including any Rule 430A Information (as defined below) deemed to be included therein at the Effective Date as provided by Rule 430A and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined below), also means such registration statement as so amended; the term "Rule 430A Information" means information permitted to be omitted from the Original Registration Statement when it becomes effective pursuant to Rule 430A; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") (including the Registration Statement and any Preliminary Prospectus (as defined below) or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Basic Prospectus" shall mean the prospectus referred to in Section 5(a)(i) below contained in the Registration Statement at the Effective Date including, in the case of a Rule 430A Offering (as defined below), any Preliminary Prospectus; the term "Preliminary Prospectus" means the preliminary prospectus supplement to the Basic Prospectus used prior to the filing of the Prospectus; the term "Prospectus" means:

                (i) if the Company relies on Rule 434 under the Securities Act, the Term Sheet (as defined below) relating to the Shares that is first filed pursuant to Rule 424(b) under the Securities Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                (ii) the prospectus supplement to the Basic Prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act, together with the Basic Prospectus;

                (iii) if, in the case of a Rule 430A Offering, no prospectus supplement is required to be filed pursuant to Rule 424(b) under the Securities Act, the form of final prospectus supplement to the Basic Prospectus, including the Basic Prospectus, included in the Registration Statement at the Effective Date; or

                (iv)  for purposes of the representations and warranties in
                Section 5 hereof, if the prospectus is not in existence, the Basic Prospectus and the most recent Preliminary Prospectus, if any.

     "Rule 415", "Rule 424" and "Rule 430A" refer to such rules or regulations under the Securities Act, and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Securities Act. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Rule 430A Offering" means an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Rule 415 Offering" means an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Shares is a Rule 430A Offering or a Rule 415 Offering shall be set forth in
     Schedule I hereto.

            (c) For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, the Term Sheet or the Basic Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

Section 2.  Purchase and Closing.
            --------------------

            (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and Telecom agrees to sell, to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and Telecom, at the purchase price per Share set forth in Schedule I hereto (the "Purchase Price"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto. Firm Shares shall be registered by Boston Equiserve, L.P. in the name of the nominee of the Depository Trust Company ("DTC"), Cede & Co. ("Cede & Co."), and credited to the accounts of such of its participants as the Representatives shall request, upon notice to the Company and Telecom at least 48 hours prior to the First Closing Date (as defined below), with any transfer taxes payable in connection with the transfer of the Firm Shares to the Underwriters duly paid, against payment by or on behalf of the Underwriters to the account of the Company and to a separate account of Telecom of the aggregate Purchase Price therefor by wire transfer in immediately available funds. Delivery or registry of and payment for the Firm Shares shall be made at the office of, on the date and at the time specified in Schedule I hereto, or at such other place, time or date as the Representatives, the Company and Telecom may agree upon. Such time and date of delivery against payment are herein referred to as the "First Closing Date", and the implementation of all the actions described in this Section 2(a) is herein referred to as the "First Closing".

            (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, the Company and the Individual Selling Stockholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, the Option Shares. The purchase price to be paid for any Option Shares shall be the same as the Purchase Price for the Firm Shares set forth above in paragraph (a) of this Section 2. The option granted hereby may be exercised as to all or any part of the Option Shares from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange and the Nasdaq Stock Market's National Market (the "Nasdaq National Market") are open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Shares prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company and the Individual Selling Stockholders setting forth the aggregate number of Option Shares as to which the several Underwriters are then exercising the option and the date and time for delivery or registry of and payment for such Option Shares. Any such date of delivery or registry shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option unless otherwise agreed to by the Company and the Representatives and, in any event, shall not be earlier than the First Closing Date. The time and date set forth in such notice, or such other time or date as the Representatives, the Company and the Individual Selling Stockholders may agree upon or as the Representatives may determine pursuant to Section 2(a) hereof, is herein called an "Option Closing Date" with respect to such Option Shares, and the implementation of all the actions described in this Section 2(b) is herein referred to as the "Option Closing". As used in this Agreement, the term "Closing Date" means either the First Closing Date or any Option Closing Date, as applicable, and the term "Closing" means either the First Closing or any Option Closing, as applicable. If the option is exercised as to all or any portion of the Option Shares, then either one or more certificates in definitive form for such Option Shares shall be delivered or, if such Option Shares are to be held through DTC, such Option Shares shall be registered and credited, on the related Option Closing Date in the same manner, and upon the same terms and conditions, set forth in paragraph (a) of this Section 2, except that reference therein to the Firm Shares and the First Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Shares and Option Closing Date, respectively. Upon exercise of the option as provided herein, the Company and the Individual Selling Stockholders shall become obligated to sell to each of the several Underwriters, and, on the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company and each Individual Selling Stockholder, that number of Option Shares being offered by the Company or such Individual Selling Stockholder, as the case may be, which is in the same proportion to the number of Option Shares set forth opposite the name of the Company or such Individual Selling Stockholder in Schedule III hereto as to which the several Underwriters are then exercising the option, as the number of Firm Shares such Underwriter is obligated to purchase is to the aggregate number of Firm Shares, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

            (c) The Company and the Selling Stockholders hereby acknowledge that the payment of monies pursuant to Section 2(a) hereof (a "Payment") by or on behalf of the Underwriters of the aggregate Purchase Price for any Shares does not constitute closing of a purchase and sale of the Shares. Only execution and delivery, by facsimile or otherwise, of a receipt for Shares by the Underwriters indicates completion of the closing of a purchase of the Shares from the Company and the Selling Stockholders. Furthermore, in the event that the Underwriters make a Payment to the Company and the Selling Stockholders prior to the completion of the closing of a purchase of Shares, the Company and the Selling Stockholders hereby acknowledge that until the Underwriters execute and deliver such receipt for the Shares, the Company and the Selling Stockholders will not be entitled to the Payment and shall return the Payment to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Shares is not completed and the Payment is not returned by the Company and the Selling Stockholders to the Underwriters on the same day the Payment was received by the Company and the Selling Stockholders, each of the Company and the Selling Stockholders (severally and not jointly) agree to pay to the Underwriters in respect of each day the Payment is not returned by any one of them, in same-day funds, interest on the amount of such Payment not returned by such party in an amount representing the Underwriters' cost of financing as reasonably determined by the Representatives.

            (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make Payment on behalf of any Underwriter or Underwriters for any of the Shares to be purchased by such Underwriter or Underwriters. No such Payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

Section 3.  Covenants.
            ---------

            (a) The Company covenants and agrees with the several Underwriters that:

                (i)    The Company will:

                       (A) use its best efforts to cause the Registration
                           Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the

                           Commission in the manner and within the time period required by Rule 424(b) under the Securities Act. During any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will (x) comply with all requirements imposed upon it by the Securities Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (y) not, prior to the earlier of the date upon which the over-allotment option is fully exercised or the date thirty (30) days after the date of Prospectus, file with the Commission the Basic Prospectus, Term Sheet or any amendment or supplement to such Basic Prospectus (including the Prospectus or any Preliminary Prospectus), any amendment or supplement to such Term Sheet, any amendment to the Registration Statement (including the amendment referred to in the second sentence of Section 5(a)(i)) or any Rule 462(b) Registration Statement unless the Representatives previously have been advised of, and furnished with a copy within a reasonable period of time prior to, the proposed filing and the Representatives shall have given their consent to such filing which consent shall not be unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or Term Sheet or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                       (B) without charge, provide (x) to the Representatives
                           and to counsel for the Underwriters, an executed and a conformed copy of the Original Registration Statement and each amendment thereto or any Rule 462(b) Registration Statement (in each case including exhibits thereto), (y) to each other Underwriter, a conformed copy of the Original Registration Statement and each amendment thereto or any Rule 462(b) Registration Statement (in each case without exhibits thereto), and (z) so long as a prospectus relating to the Shares is required to be delivered under the Securities Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. Without limiting the application of clause (z) of the preceding sentence, the Company, not later than (I) 9:00 A.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (II) 6:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 noon, New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the First Closing Date. The copies of each Original Registration Statement, 462(b) Registration Statement, Preliminary Prospectus, Term Sheet and Prospectus, and any amendments to the foregoing documents, shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                       (C) advise the Representatives, promptly after receiving
                           notice or obtaining knowledge thereof, of (w) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any amendment thereto or any Rule 462(b) Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (x) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, (y) the institution, threatening or contemplation of any proceeding for any purpose identified in the preceding clause (w) or (x), or (z) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                (ii) The Company will endeavor in good faith, in cooperation with the Representatives, to arrange for the qualification of the Shares for offering and sale in each jurisdiction as the Representatives shall designate including, but not limited to, pursuant to applicable state securities ("Blue Sky") laws of certain states of the United States of America or other U.S. jurisdictions, and the Company shall use its best reasonable efforts to maintain such qualifications in effect for so long as may be necessary in order to complete the placement of the Shares; provided, however, that the Company shall not be obliged to file any general consent to service of process or to qualify as a foreign corporation or as a securities dealer in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                (iii) If, at any time prior to the final date when a prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it shall be necessary at any time to amend the Registration Statement or amend or supplement the Prospectus to comply with the Securities Act or the rules or regulations of the Commission thereunder or applicable law, the Company will promptly notify the Representatives thereof and will promptly, at its own expense:
                (x) prepare and file with the Commission an amendment to the Registration Statement or amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance; and (y) supply any amended Registration Statement or amended or supplemented Prospectus to the Underwriters in such quantities as the Underwriters may reasonably request.

                (iv) The Company will make generally available to the Company's securityholders and to the Representatives as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act, including Rule 158 thereunder.

                (v) The Company will apply the net proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

                (vi) The Company will not, and will not allow any majority-owned subsidiary (each a "Subsidiary" and collectively, the "Subsidiaries") to, publicly announce any intention to, and will not itself, and will not allow any Subsidiary to, without the prior written consent of Deutsche Morgan Grenfell Inc., on behalf of the Underwriters, (i) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise), for a period beginning from the date hereof and continuing to and including the date which is the number of days after the date hereof specified in
                Schedule I hereto, except pursuant to this Agreement and other than with respect to shares of Common Stock (or any securities convertible into or exchangeable for shares of Common Stock) issued pursuant to any employee benefit plans, qualified stock option plans or other employee compensation plans which are disclosed in the Prospectus.

                (vii) Neither the Company nor any of its affiliates, nor any person acting on behalf of any of them will, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) (x) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares or (y) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                (viii) The Company will obtain the agreements described in
                Section 7(j) hereof prior to the First Closing Date.

                (ix) If at any time during the 25-day period after the Registration Statement becomes effective or during the period prior to any Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the Representatives' reasonable judgment the market price of the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from the Representatives advising the Company to the effect set forth above, forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release responding to or commenting on such rumor, publication or event or other public statement, that is reasonably satisfactory to the Representatives.

                (x) If the Company elects to rely on Rule 462(b), the Company shall both file the Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Securities Act by the earlier of (i) 10:00 P.M. New York City time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act.

                (xi) The Company will use its best efforts to cause the Shares to be duly included for quotation on the Nasdaq National Market prior to the First Closing Date. The Company will ensure that the Shares remain included for quotation on the Nasdaq National Market, or are included for quotation on the New York Stock Exchange or the American Stock Exchange, following the First Closing Date.

            (b) Each Individual Selling Stockholder covenants and agrees with the several Underwriters that:

                (i) For 120 days from the date hereof, such Selling Stockholder will not, and no person acting on behalf of such Selling Stockholder will, directly or indirectly, (x) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or
                (y) sell, bid for, purchase, or pay anyone any compensation for soliciting purchase of, the Shares or (z) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement).

                (ii) Each Individual Selling Stockholder will not, and will not cause any Subsidiary or affiliate to, publicly announce any intention to, and will not itself, and will not allow any Subsidiary or affiliate to, without the prior written consent of the Representatives on behalf of the Underwriters, (x) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, or (y) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock (whether any such transaction described in clause (x) or (y) above is to be settled by delivery of shares of Common

                Stock or such other securities, in cash or otherwise), in each case, beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) or otherwise controlled by such person on the date hereof or hereafter acquired, for a period beginning from the date hereof and continuing to and including the date 120 days after the date hereof; provided, however, that such Selling Stockholder may, without the prior written consent of the Representatives on behalf of the Underwriters, transfer shares of Common Stock or such other securities to members of such Individual Selling Stockholder's immediate family or to trusts for the benefit of members of such Individual Selling Stockholder's immediate family or in connection with bona fide gifts; provided that any transferee agrees to the transfer restrictions described above.

            (c) Telecom covenants and agrees with the several Underwriters that:

                (i) For 90 days from the effective date of the Registration Statement, such Selling Stockholder will not, and no person acting on behalf of such Selling Stockholder will, directly or indirectly, (x) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (y) sell, bid for, purchase, or pay anyone any compensation for soliciting purchase of, the Shares or (z) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement).

                (ii) Such Selling Stockholder will not, and will not cause any Subsidiary or affiliate to, publicly announce any intention to, and will not itself, and will not allow any Subsidiary or affiliate to, without the prior written consent of the Representatives on behalf of the Underwriters, (x) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock, or (y) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock (whether any such transaction described in clause (x) or (y) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise), in each case, beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) or otherwise controlled by such person on the date hereof or hereafter acquired, for a period beginning for a period beginning from the date hereof and continuing to and including the date 90 days after the date hereof;

                provided, however, that such Selling Stockholder may, without the prior written consent of the Representatives on behalf of the Underwriters, transfer shares of Common Stock or such other securities to an affiliate of Telecom; provided that any transferee agrees to the transfer restrictions described above.

Section 4.  Expenses.
            --------

            (a) The Company shall bear and pay all costs and expenses incurred incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 9 hereof, including: (i) fees and expenses of preparation, issuance and delivery of this Agreement to the Underwriters; (ii) the fees and expenses of its counsel, accountants and any other experts or advisors retained by the Company; (iii) fees and expenses incurred in connection with the registration of the Shares under the Securities Act and the preparation and filing of the Registration Statement, the Prospectus and all amendments and supplements thereto; (iv) the printing and distribution of the Prospectus and any Preliminary Prospectus and the printing and production of all other documents connected with the Offering (including this Agreement and any other related agreements); (v) expenses related to the qualification of the Shares under the state securities or Blue Sky laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky memoranda; (vi) the filing fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. (the "NASD"), including the fees and disbursements of counsel for the Underwriters in connection therewith; (vii) all expenses arising from the quoting of the Shares on the Nasdaq National Market;
(viii) all arrangements relating to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; and (ix) the Company's costs and expenses associated with the "roadshow" and any other meetings with prospective investors in the Shares (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters).

            (b) The Selling Stockholders shall bear and pay all costs and expenses incurred incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 9 hereof, including: (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares of such Selling Stockholders to the Underwriters and (ii) the fees and disbursements of their respective counsel, accountants and other advisors.

Section 5.  Representations And Warranties.
            ------------------------------

            (a) As a condition of the obligation of the Underwriters to underwrite and pay for the Shares, the Company represents and warrants to, and agrees with, each of the several Underwriters as follows:

            Registration Statement and Prospectus

                (i)    If the Offering is a Rule 415 Offering (as specified in
            Schedule I hereto), paragraph (x) below is applicable and, if the Offering is a Rule 430A Offering (as so specified), paragraph (y) below is applicable.

                           (x) The Company meets the requirements for use of
                       Form S-3 under the Securities Act and has filed with the Commission the Original Registration Statement (the file number of which is set forth in Schedule I hereto) on such Form, including a Basic Prospectus, for registration under the Act of the offering and sale of the Shares, one or more amendments to such Registration Statement may have been so filed, and the Company may have used a Preliminary Prospectus. Such Registration Statement, as so amended, has become effective. The Offering is a Rule 415 Offering and, although the Basic Prospectus may not include all the information with respect to the Shares and the offering thereof required by the Securities Act and the rules thereunder to be included in the Prospectus, the Basic Prospectus includes all such information required by the Securities Act and the rules thereunder to be included therein as of the Effective Date. After the execution of this Agreement, the Company will file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such Registration Statement relating to the Shares and the offering thereof, with such information as is required or permitted by the Securities Act and as has been provided to and approved by the Representatives prior to the date hereof or, to the extent not completed at the date hereof, containing only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the date hereof, will be included or made therein. The Company may also file a Rule 462(b) Registration Statement with the Commission for the purpose of registering certain additional Shares, which registration shall be effective upon filing with the Commission.

                           (y) The Company meets the requirements for the use of
                       Form S-3 under the Securities Act and has filed with the Commission the Original Registration Statement (the file number of which is set forth in Schedule I hereto) on such Form, including a Basic Prospectus, for registration under the Securities Act of the offering and sale of the Shares, and one or more amendments to such Registration Statement, including a Preliminary Prospectus, may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (I) if such

                       Registration Statement, as it may have been amended, has been declared by the Commission to be effective under the Securities Act, either (A) if the Company relies on Rule 434 under the Securities Act, a Term Sheet relating to the Shares that shall identify the Preliminary Prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Securities Act or (B) if the Company does not rely on Rule 434 under the Securities Act, a prospectus in the form most recently included in an amendment to such Registration Statement (or, if no such amendment shall have been filed, in such Registration Statement), with such changes or insertions as are required by Rule 430A under the Securities Act or permitted by Rule 424(b) under the Securities Act, and in the case of either clause (A) or (B) of this sentence, as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (II) if such Registration Statement, as it may have been amended, has not been declared by the Commission to be effective under the Securities Act, an amendment to such Registration Statement, including the form of final prospectus supplement to the Basic Prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement or, to the extent not completed at the date hereof, containing only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the date hereof, will be included or made therein. The Company may also file a Rule 462(b) Registration Statement with the Commission for the purpose of registering certain additional Shares, which registration shall be effective upon filing with the Commission.

                (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission, it (x) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (y) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (I) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and
            (II) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading. When the Prospectus or any Term Sheet or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing the Prospectus or such amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                (iii) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement is not effective, (x) the Company will file a Rule 462(b) Registration Statement in compliance with, and that is effective upon filing pursuant to, Rule 462(b) and (y) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 under the Securities Act, or the Commission has received payment of such filing fee.

                (iv) The Company has not distributed and, prior to the later of (x) any Closing Date and (y) the completion of the distribution of the Shares, will not distribute any offering material in connection with the Offering other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.

                (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (x) the Company and its Subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (y) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (z) there has not been any material change in the capital stock, short-term or long-term debt of the Company and its Subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus.

            The Shares

                (vi) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus as of the date set forth therein. All of the issued shares of capital stock of the Company (including the Telecom Shares and the Option Shares being offered by the Individual Selling Stockholders), have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase such securities. The Company Shares have been duly authorized by all necessary corporate action of the Company and, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable at the Closing Date. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Securities Act in the Offering contemplated by this Agreement.

                (vii) Except as disclosed in the Prospectus, there are no outstanding (x) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (y) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (z) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                (viii) Except for the shares of capital stock of each of the
            Subsidiaries owned by the Company and such Subsidiaries, neither the Company nor any such Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus.

            Listing

                (ix) All of the Shares have been duly authorized and accepted for quotation on the Nasdaq National Market, subject to official notice of issuance.

            Market manipulation

                (x) Neither the Company nor any of its affiliates, nor any person acting on behalf of any of them has, directly or indirectly,
            (x) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or (y) since the filing of the Original Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

            Corporate power and authority

                (xi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the law of its jurisdiction of incorporation with full power and authority to own, lease and operate its properties and assets and conduct its business as described in the Prospectus, is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its Subsidiaries, taken as a whole, and has full power and authority to execute and perform its obligations under this Agreement; each Subsidiary of the Company is a corporation duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its Subsidiaries, taken as a whole, and each has full power and authority to own, lease and operate its properties and assets and conduct its business as described in the Registration Statement and the Prospectus; all of the issued and outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and are fully paid and nonassessable and except as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

                (xii) The execution and delivery of this Agreement and the issuance and sale of the Shares have been duly authorized by all necessary corporate action of the Company, and this Agreement has been duly executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent the Agreement is subject to, or affected by, applicable bankruptcy, insolvency, federal or state fraudulent conveyance or transfer laws, reorganization, moratorium or similar laws.

                (xiii) The issuance, offering and sale of the Shares to the
            Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained or made or such as may be required by the state securities or Blue Sky laws of the various states of the United States of America or other U.S. jurisdictions in connection with the offer and sale of the Shares by the Underwriters, or (y) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its Subsidiaries.

                (xiv) The Company is not, and will conduct its operations in a manner so that it continues not to be, an "investment company" and, after giving effect to the Offering and the application of the proceeds therefrom, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

            Title, licenses and consents

                (xv) The Company and each of its Subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the use of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary, and any real property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case except as described in or contemplated by the Prospectus.

                (xvi) Except as disclosed in the Prospectus, the Company and each of its Subsidiaries have the right to use or can acquire on reasonable terms all trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights, licenses, software code, audiovisual works, formats, algorithms and underlying data, approvals and governmental authorizations now used in, or which are necessary for fulfillment of their respective obligations or the conduct of their respective businesses as now conducted or proposed to be conducted as described in the Prospectus; except as discussed in the Prospectus, the expiration of any trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights or licenses would not have a material adverse effect on the condition (financial or otherwise), earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations; and neither the Company nor any of its Subsidiaries is infringing any trademark, trade name rights, patent rights relating to patents that have issued, mask works, copyrights, licenses, trade secret, servicemarks or other similar rights of others, and there is no claim being made against the Company or any of its Subsidiaries regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement or assertion of intellectual property rights which could have a material adverse effect on the earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company. The Company has agreements in place with such employees, consultants or other persons or parties engaged by the Company or any Subsidiary sufficient to enable the Company and any Subsidiary to fulfill their contractual obligations and to conduct their respective businesses as now conducted as described in the Prospectus and providing for the assignment to the Company of all intellectual property rights in the work performed and the protection of the trade secrets and confidential information of the Company, each of its Subsidiaries and of third parties.

                (xvii) The Company and its Subsidiaries possess all consents, licenses, certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or any of its Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

            Financial statements

                (xviii) Deloitte & Touche LLP, who have certified certain
            financial statements of the Company and its consolidated Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the applicable rules and regulations thereunder.

                (xix) The consolidated financial statements and schedules of the Company and its consolidated Subsidiaries included or incorporated in the Registration Statement and the Prospectus were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise noted therein) and they present fairly the financial condition of the Company as at the dates at which they were prepared and the results of operations of the Company in respect of the periods for which they were prepared.

          Internal Accounting Controls

                (xx) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (w) transactions are executed in accordance with management's general or specific authorizations; (x) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (y) access to assets is permitted only in accordance with management's general or specific authorization; and (z) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          Litigation

               (xxi) No legal or governmental proceedings are pending or to the Company's knowledge threatened to which the Company or any of its Subsidiaries is a party or to which the property of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein; and no statutes, regulations, contracts or other documents that are required to be described or incorporated in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement are not described or incorporated therein or filed as required.

          Dividends and Distributions

               (xxii) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, making any other distribution on such Subsidiary's capital stock, repaying to the Company any loans or advances to such Subsidiary from the Company or transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, and the Company is not currently prohibited, directly or indirectly, from paying any dividends or making any other distribution on its capital stock, in each case except as described in or contemplated by the Prospectus or prohibited by applicable law.

          Taxes

               (xxiii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a materially adverse effect on the Company and its Subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus.

          Insurance

               (xxiv) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or any of its Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          Pension and Labor

               (xxvi) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (x) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (y) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (xxvii) No labor dispute with the employees of the Company or any of its Subsidiaries exists or is threatened or imminent that could have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), properties, management, earnings, business affairs or business prospects, net worth or results of operations of the Company or any of its Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          Environmental

               (xxviii) Neither the Company nor any of its Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, have a materially adverse effect on or constitute a materially adverse change in, or constitute a development involving a prospective materially adverse effect on or change in, the condition (financial or otherwise), earnings, properties, business affairs or business prospects, net worth or results of operations of the Company or any of its Subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          Other Agreements

               (xxix) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound.

          Absence of Materially Adverse Change

               (xxx) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has been no materially adverse change (including, without limitation, a change in management or control), or development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, property, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its Subsidiaries, taken as a whole, other than as described in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto).

               (xxxi) Except as disclosed in the Prospectus, no receiver or liquidator (or similar person) has been appointed in respect of the Company or any Subsidiary of the Company or in respect of any part of the assets of the Company or any Subsidiary of the Company; no resolution, order of any court, regulatory body, governmental body or otherwise, or petition or application for an order, has been passed, made or to the Company's knowledge presented for the winding up of the Company or any Subsidiary of the Company or for the protection of the

          Company or any such Subsidiary from its creditors; and the Company has not, and no Subsidiary of the Company has, stopped or suspended payments of its debts, become unable to pay its debts or otherwise become insolvent.

          (b) As a further condition of the obligation of the Underwriters to underwrite and pay for the Shares, each Individual Selling Stockholder severally represents and warrants to, and agrees with, each of the several Underwriters that:

               (i) Such Selling Stockholder has full power to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Stockholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary action of such Selling Stockholder; and this Agreement has been duly executed and delivered by such Selling Stockholder.

               (ii) Such Selling Stockholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Stockholder, the "Power-of-Attorney" and the "Custody Agreement", respectively) each in the form heretofore delivered to the Representatives, appointing John C.C. Fan and Paul J. Mitchell as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Stockholder and appointing the Company as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Shares to be sold by such Selling Stockholder hereunder (other than Shares issuable upon exercise of vested stock options) have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder has full power to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. The execution and delivery of the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary action of such Selling Stockholder; the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Stockholder. Such Selling Stockholder agrees that each of the Shares represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Shares (including such Selling Stockholder's Shares) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, whether by the death or incapacity of such Selling Stockholder or by the occurrence of any other event. If any Individual Selling Stockholder should die or if any other event should occur before the delivery of such Shares hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

               (iii) Such Selling Stockholder has good and valid title to the Shares to be sold by the Selling Stockholder hereunder (except for those Selling Stockholders who intend to sell Shares issuable pursuant to vested stock options now held by each of them who will be the lawful owner upon exercise of such options) and upon sale and delivery of, and payment for, such Shares, as provided herein, each Selling Stockholder (including those exercising vested stock options) will convey good and valid title to such Shares, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

               (iv) Neither such Selling Stockholder nor any person acting on behalf of it has, directly or indirectly, (x) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (y) since the filing of the Original Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or
          (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement).

               (v) Such Selling Stockholder has reviewed the Prospectus and the Registration Statement, and the information regarding such Selling Stockholder set forth therein under the caption "Selling Stockholders" is complete and accurate.

               (vi) To the knowledge of such Selling Stockholder without having made or making any independent inquiry, the representations and warranties of the Company contained in Section 5(a) hereof are true and correct; such Individual Selling Stockholder has reviewed and is familiar with the Registration Statement and the Prospectus and neither the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Individual Selling Stockholder is not prompted to sell its Shares to be sold by such Individual Selling Stockholder hereunder by any information concerning the Company or any Subsidiary of the Company which is not set forth in the Prospectus.

               (vii) Neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the NASD), any member firm of the NASD.

               (viii) The sale of the Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under foreign or state securities or blue sky laws, such as may be requested under the Securities Exchange Act of 1934, as amended, and, if the registration statement filed with respect to the Shares (as amended) is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act, or
          (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder or is a party or by which such Selling Stockholder or any of its properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder.

          (c) As a further condition of the obligation of the Underwriters to underwrite and pay for the Shares, Telecom represents and warrants to, and agrees with, each of the several Underwriters that:

               (i) Such Selling Stockholder has full power (corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Stockholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of such Selling Stockholder; and this Agreement has been duly executed and delivered by such Selling Stockholder.

               (ii) Such Individual Selling Stockholder has duly executed and delivered a Power-of-Attorney, in the form heretofore delivered to the Representatives, appointing John C.C. Fan and Paul J. Mitchell as such Selling Stockholder's the Attorney-in-Fact with authority to execute, deliver and perform this Agreement on behalf of such Selling Stockholder. Such Selling Stockholder has full power (corporate and other) to enter into the Power-of-Attorney. The execution and delivery of the Power-of-Attorney has been duly authorized by all necessary corporate action of such Selling Stockholder; the Power-of-Attorney has been duly executed and delivered by such Selling Stockholder and, is the legal, valid, binding and enforceable instrument of such Selling Stockholder. Such Selling Stockholder agrees that the arrangements made for the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Shares (including such Selling Stockholder's Shares) within the limitations of such agreements are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent set forth therein irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, whether in the case of a corporate or partnership Selling Stockholder by its liquidation or dissolution or by the occurrence of any other event.

               (iii) Such Selling Stockholder has good and valid title to the Shares to be sold by the Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, such Selling Stockholder will convey good and valid title to such Shares, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

               (iv) Neither such Selling Stockholder nor any person acting on behalf of it has, directly or indirectly, (x) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (y) since the filing of the Original Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or
          (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholders under this Agreement).

               (v) Such Selling Stockholder has reviewed the Prospectus and the Registration Statement, and the information regarding such Selling Stockholder set forth therein under the caption "Selling Stockholders" is complete and accurate.

               (vi) Such Selling Stockholder has reviewed and is familiar with the Registration Statement and the Prospectus and neither the Prospectus nor any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Stockholder is not prompted to sell its Shares to be sold by such Selling Stockholder hereunder by any information concerning the Company or any Subsidiary of the Company which is not set forth in the Prospectus.

               (vii) Neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the NASD), any member firm of the NASD.

               (viii) The sale of the Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not
          (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under foreign or state securities or blue sky laws, such as may be required under the Securities Exchange Act of 1934, as amended, and, if the registration statement filed with respect to the Shares (as amended) is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Securities Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder or any of its Subsidiaries is a party or by which such Selling Stockholder or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of such Selling Stockholder or any of its Subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder or any of its Subsidiaries.

          (d) The above representations and warranties with respect to the Company shall be deemed to be repeated at each Closing and with respect to each Selling Stockholder at each Closing where such Selling Stockholder is selling Shares to the Underwriters, and all references therein to the Shares and the Closing Date shall be deemed to refer to the Firm Shares or the Option Shares and the First Closing Date or the applicable Option Closing Date, each as applicable.

Section 6.  Indemnity.
            ---------

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (i) any untrue statement or alleged untrue statement made by the Company in Section 5 hereof,

               (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or

               (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto a material fact required to be stated therein, in the light of the circumstances under which they were made, or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other costs or expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) in any case where such delivery of the Prospectus (as amended or supplemented) was required by the Securities Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3 hereof. The indemnity provided for in this Section 6 shall be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Representatives or any person who controls any such Representatives is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (b) Telecom agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or

               (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto a material fact required to be stated therein, in the light of the circumstances under which they were made, or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other costs or expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that Telecom will not be liable in any such case to the extent that any such loss, claim, damage, action or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided further, that Telecom will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) in any case where such delivery of the Prospectus (as amended or supplemented) was required by the Securities Act. The indemnity provided for in this Section 6 shall be in addition to any liability which the Company may otherwise have. Telecom will not, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Representatives or any person who controls any such Representatives is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding. The liability of Telecom under this Section 6 shall not exceed the net proceeds from the Offering received by Telecom.

          (c) The Individual Selling Stockholders severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement made by any of the Individual Selling Stockholders in Section 5 hereof, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other costs or expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Individual Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided further, that such Individual Selling Stockholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) in any case where such delivery of the Prospectus (as amended or supplemented) was required by the Securities Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3 hereof. The indemnity provided for in this Section 6 shall be in addition to any liability which the Individual Selling Stockholders may otherwise have. None of the Individual Selling Stockholders will, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Representatives or any person who controls any such Representatives is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding. The liability of each Individual Selling Stockholder under this Section 6 shall not exceed the net proceeds from the Offering received by such Individual Selling Stockholder.

          (d) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company or Selling Stockholder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Stockholder or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, the Basic Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (ii) the omission or the alleged omission to state in the Registration Statement or any amendment thereto, the Basic Prospectus any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or any action in respect thereof. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b) or (c) of this Section 6, such person (for purposes of paragraphs (d) and (e) of this Section 6, the "indemnified party") shall, promptly after receipt by such party of notice of the commencement of such action, notify the person against whom such indemnity may be sought (for purposes of paragraphs (d) and (e) of this Section 6, the "indemnifying party"), but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based upon the advice of its counsel) that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such action and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances), or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses to be reimbursed pursuant to this paragraph (d) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (f) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 6 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (e). Notwithstanding any other provision of this paragraph (e), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the proceeds (after deducting underwriting discounts or commission) received by such Selling Stockholder exceed the amount of any damages which such Selling Stockholder has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Deutsche Morgan Grenfell Inc. Master Agreement Among Underwriters. For purposes of this paragraph (e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be.

Section 7.  Conditions Precedent.   The obligations of the several Underwriters
            --------------------
to purchase and pay for the Shares shall be subject, in the Representatives' reasonable discretion, to (i) the accuracy of the representations and warranties of the Company, Telecom and the Individual Selling Stockholders contained herein as of the date hereof and as of each Closing Date on which the Company, Telecom or the Individual Selling Stockholders, as the case may be, proposes to sell Shares to the Underwriter, in each case, as if made on and as of each Closing Date, (ii) the performance by the Company and Telecom and the Individual Selling Stockholders of their respective covenants and agreements hereunder required to be performed or satisfied at or prior to the Closing Date, and (iii) the following additional conditions:

          (a) (i) If the Original Registration Statement or any amendment thereto filed prior to the First Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment shall have been declared effective not later than 6:00 P.M. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 4:30 P.M. New York City time on such date, or 12:00 Noon New York City time on the business day following the day on which the public offering price was determined, if such determination occurred after 4:30 P.M. New York City time on such date, and (ii) if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the time confirmations are sent or given as specified by Rule 462(b)(2), or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Representatives shall have received a legal opinion from Bingham Dana LLP, counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Registration Statement is effective under the Securities Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and to the best of its knowledge no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued and, to the best knowledge of such counsel, no proceedings for that purpose are pending or threatened by the Commission;

               (ii) the Original Registration Statement and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion), excluding in each case the documents incorporated by reference therein, comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder;

               (iii) the documents incorporated by reference in the Prospectus (other than the financial statements and other financial information contained therein), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

               (iv) such counsel has participated in certain conferences with officers and other representatives of the Company, representatives of the independent certified public accountants for the Company and representatives of the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for, nor has such counsel independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to such counsel's attention that have caused such counsel to believe that either the Registration Statement, at the time such Registration Statement became effective, or the Prospectus as of the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except, in the case of both the Registration Statement and the Prospectus, for the financial statements, notes thereto and other schedules, financial and accounting information and statistical data contained therein, as to which such counsel expresses no view).

               (v) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the shares of capital stock issued and outstanding prior to the issuance of the Shares have been duly authorized and validly issued and, assuming payment therefor in accordance with the resolutions authorizing such issuances or in accordance with the terms of the applicable option or warrant, as the case may be, are fully paid and nonassessable; and none of such shares of capital stock were issued in violation of any statutory preemptive or, to the best of our knowledge, other similar rights; the Company Shares have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, and the certificates evidencing the Company Shares are duly countersigned by or issued by the Company's transfer agent and registrar, will be validly issued, fully paid and nonassessable; to the best of such counsel's knowledge, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares; and to the best of such counsel's knowledge no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Securities Act in the Offering contemplated by this Agreement;

               (vi) all of the Shares have been duly authorized and accepted for quotation on the Nasdaq National Market, subject to official notice of issuance;

               (vii) the Company and each of its Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, based solely on certificates from public officials, such counsel confirms the Company and each of its Subsidiaries and are duly qualified to transact business in [list jurisdictions]; to the best of such counsel's knowledge the Company and each of its Subsidiaries have full power and authority to own, lease and operate their respective properties and assets and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it; all of the issued and outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

               (viii) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required;

               (ix) all descriptions in the Registration Statement of documents specifically referred to therein or matters of law, are accurate summaries and fairly and correctly present in all material respects the information called for with respect to such documents and matters; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects;

               (x) the statements set forth under the headings [DESCRIPTION OF CAPITAL STOCK CONTAINED IN THE COMPANY'S REGISTRATION STATEMENT ON FORM 8-A, DATED [DATE]] insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the headings "Business-Manufacturing and Facilities" and "Business-Legal Proceedings" in the Prospectus, and under
               Item 15 in the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, have been reviewed by such counsel and fairly present the information called for with respect to such legal matters, documents and proceedings in all material respects as required by the Securities Act and the Exchange Act and the respective rules and regulations thereunder;

               (xi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

               (xii) the issuance, offering and sale of the Company Shares to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions contemplated in this Agreement and the Registration Statement do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained or made (and specified in such opinion) or such as may be required by the securities or Blue Sky laws of the United States of America, the Commonwealth of Massachusetts and the State of Delaware, in connection with the offer and sale of the Shares by the Underwriters, or (y) to the best of such counsel's knowledge conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or its Subsidiaries;

               (xiii) the Company is not an "investment company" and, after giving effect to the Offering and the application of the proceeds therefrom, will not be an "investment company", as such term is defined in the 1940 Act; and

               (xiv) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which the property of the Company or any of its Subsidiaries is subject that are required to be described or incorporated in the Registration Statement or the Prospectus and are not described or incorporated therein or any statutes, regulations, contracts or other documents that are required to be described or incorporated in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or incorporated therein or filed as required.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company.

          References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion. The opinions of issuer's counsel described herein shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (c) The Representatives shall have received a legal opinion from Hamilton Brook Smith & Reynolds, PC, patent counsel for the Company, dated the Closing Date, to the effect that:

               (i) The statements in the Registration Statement and Prospectus under the captions "Risk Factors - Uncertainty Relating to Patents and Proprietary Rights" and "Business - Patents, Proprietary Rights and Licenses" insofar as such statements constitute summaries of matters of law, are accurate and complete statements or summaries of the matters set forth therein.

               (ii) To such counsel's knowledge, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact with respect to the patent position of the Company, or omit to state any material fact relating to the patent position of the Company which is required to be stated in the Registration Statement and the Prospectus or is necessary to make the statements therein not misleading.

               (iii) The Company has clear title to the United States patents and patent applications mentioned in the Prospectus (collectively, the "Patents"). Such counsel has no knowledge of any facts that the Company lacks, or will be unable to obtain, any rights or licenses to use all Intellectual

               Property necessary to the conduct of its business as now or proposed to be conducted by the Company as described in the Prospectus. To such counsel's knowledge, there are no facts which would form a basis for any of the Patents being held invalid or non-enforceable.

               (iv) The Company has obtained licenses from the Massachusetts Institute of Technology under the United States Patents and patent applications mentioned in the Prospectus (the "Licensed Patents"). To such counsel's knowledge, there are no facts which would form a basis for any of the patents within the Licensed Patents being held invalid or non-enforceable.

               (v) To such counsel's knowledge, the contractual obligations of the Company described in the Registration Statement and the Prospectus have not and will not adversely affect the proprietary rights of the Company, except under circumstances of misappropriation by third parties. To such counsel's knowledge, except as disclosed in the Prospectus, the Company has obtained all material licenses required for the conduct of its business, and such licenses are in full force and effect and the Company in all respects is complying therewith. Except as and to the extent set forth in the Prospectus, neither the Company nor any of its Subsidiaries is under any obligation to pay to any third party, royalties or fees of any kind by the terms of contracts known to us with respect to any patents, patent applications, patent rights, inventions, trade secrets, know-how, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights or other information (collectively, "Intellectual Property").

               (vi) There are no legal or governmental proceedings pending (other than patent and trademark applications pending) relating to Intellectual Property owned or used by the Company; and to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others. There are no legal or governmental proceedings pending or, to such counsel's knowledge, any accusation, threat or suggestion by a third party of infringement by the Company of any Intellectual Property of such third party. There are no pending or, to such knowledge, threatened governmental proceedings, in the United States or any other jurisdiction, including but not limited to reexaminations and oppositions, which could affect the validity or enforceability of any Intellectual Property of the Company.

               (vii) We have paid all maintenance and other fees required to maintain the enforceability of all U.S. patents and patent applications licensed or sublicensed to any third party.

          (d) The Representatives shall have received a non-infringement opinion from Hamilton Brook Smith & Reynolds, PC, patent counsel for the Company, with respect to certain United States patents.

          (e) The Representatives shall have received a legal opinion from Bingham Dana LLP, counsel for the Individual Selling Stockholders, dated each Option Closing Date, with respect to the Individual Selling Stockholders, to the effect that:

               (i) To the best of such counsel's knowledge, such Selling Stockholder has full power to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, assign, transfer and deliver the Shares being sold by such Selling Stockholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary action of such Selling Stockholder; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Stockholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of such Selling Stockholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (ii) upon delivery of certificates issued to the several Underwriters by such Selling Stockholder for the Shares being sold hereunder by such Selling Stockholder, each Underwriter that is a "bona fide purchaser" (as defined in Section 8-302 of the Massachusetts Uniform Commercial Code) will acquire all of the rights of such Selling Stockholder in its respective shares of such Common Stock, free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company;

               (iii) the sale of the Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (y) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder.

          In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of such Selling Stockholder and public officials.

          References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

          (f) The Representatives shall have received a legal opinion from Baker & McKenzie, counsel for Telecom, dated the First Closing Date to the effect that:

               (i) To the best of such counsel's knowledge, such Selling Stockholder has full corporate power to enter into this Agreement and the Power-of-Attorney and to sell, assign, transfer and deliver the Shares being sold by such Selling Stockholder hereunder in the manner provided in this Agreement; the execution and delivery of this Agreement and the Power-of-Attorney have been duly authorized by all necessary corporate action of such Selling Stockholder; this Agreement and the Power-of-Attorney have been duly executed and delivered by such Selling Stockholder; the Power-of-Attorney, except for Section III.2 thereof (as to which counsel need not express any opinion), is a legal, valid, binding and enforceable instrument of such Selling Stockholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

               (ii) upon delivery by such Selling Stockholder to the several Underwriters of certificates for the Shares being sold hereunder by such Selling Stockholder against payment therefor as provided herein, ownership of such Shares free and clear of all liens, encumbrances, equities, claims will have been transferred to the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any adverse claim within the meaning of the Uniform Commercial Code;

               (iii) the sale of the Shares to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (x) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under the Act, the Exchange Act, and/or foreign and state securities or blue sky laws (as to which counsel need not express any opinion);

               or (y) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under the charter documents or by-laws of such Selling Stockholder or any of its Subsidiaries.

          In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of such Selling Stockholder and public officials.

          References to the Registration Statement and the Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

          (g) The Representatives shall have received a legal opinion from Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, dated the Closing Date, covering the issuance and sale of the Shares, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (h) The Representatives shall have received from Deloitte & Touche LLP a letter or letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (I) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (II) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof. References to the Registration Statement and the Prospectus in this paragraph (f) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

          (i) The Company shall have furnished or caused to be furnished to the Underwriters at the Closing a certificate of its Chairman of the Board, President and Chief Executive Officer and its Chief Financial Officer satisfactory to the Underwriters to the effect that:

               (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date; the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

               (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto), neither the Company nor any of its Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any materially adverse change (including, without limitation, a change in management or control), or development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

          (j) The Representatives shall have received from the Company and each person who is a director or officer of the Company an agreement dated on or before the date of this Agreement to the effect that such person will not , without the prior written consent of the Representatives during a period from the date of this Agreement and continuing and including 120 days from the date hereof, the undersigned will not, without the prior written consent of the Underwriters, (i) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such securities, in cash or otherwise; provided, however, that such person may, without the prior written consent of the Representatives on behalf of the Underwriters, transfer shares of Common Stock or such other securities to members of such person's immediate family or to trusts for the benefit of members of such person's immediate family or in connection with bona fide gifts, provided that any transferee agrees to the transfer restrictions described above.

          (k) The Representatives shall have received a certificate from Telecom dated the First Closing Date and from each Individual Selling Stockholder dated each Option Closing Date, signed by an Attorney-in-Fact on behalf of such Selling Stockholder, to the effect that:

               (i) the representations and warranties of such Selling Stockholder in this Agreement are true and correct as if made on and as of such Closing Date;

               (ii) the Registration Statement, as amended as of such Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of such Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (iii) such Selling Stockholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to such Closing Date.

          (l) Prior to the commencement of the Offering, the Company shall have made an application for the quotation of the Shares on the Nasdaq National Market and the Shares shall have been included for trading on the Nasdaq National Market, subject to official notice of issuance.

          (m) On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company and the Selling Stockholders.

          All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company and the Selling Stockholders shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

          The respective obligations of the several Underwriters to purchase and pay for any Shares shall be subject, in their discretion, to each of the foregoing conditions to purchase the Shares, except that all references therein to the Shares and the Closing Date shall be deemed to refer to the Firm Shares or the Option Shares and the First Closing Date or the related Option Closing Date, each as applicable.

Section 8.  Default of Underwriters.  If, at the First Closing, any one or more
            -----------------------
of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is ten percent or less of the aggregate number of the Shares to be purchased on such date, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the First Closing Date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II hereto bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, at the First Closing, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than ten per cent of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to the Representatives and the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either the Representatives or the Company shall have the right to postpone the Closing, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, at any Option Closing, any Underwriter or Underwriters shall fail or refuse to purchase Option Shares, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Option Shares or (ii) purchase not less than the number of Option Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 9.  Termination.  This Agreement shall be subject to termination in the
            -----------
sole discretion of the Representatives by notice to the Company and the Selling Stockholders given prior to any Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to any Closing Date, (a) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established by or on, as the case may be, the Commission or the New York Stock Exchange or the Nasdaq National Market; (b) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (c) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities; (d) there shall have occurred (i) an outbreak or escalation of hostilities between the United States and any foreign power, (ii) an outbreak or escalation of any other insurrection or armed conflict involving the United States, or (iii) any other calamity or crisis or materially adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the reasonable judgment of the Representatives, in the case of clauses (d)(i), (d)(ii) and (d)(iii), makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof; or (e) the Company or any of its Subsidiaries shall have, in the reasonable judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, or there shall have been any materially adverse change (including, without limitation, a change in management or control), or constitute a development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, properties, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto). Termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party except for the liability of the Company in relation to expenses as provided in Sections 4 and 10 hereof, the liability of the Selling Stockholders in relation to expenses as provided in Sections 4 and 10 hereof, the indemnity provided in Section 6 hereof and any liability arising before or in relation to such termination.

Section 10.  Reimbursement of Expenses.  If the sale of the Shares provided for
             -------------------------
herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any termination pursuant to Section 9 hereof (other than by reason of a default by any of the Underwriters), the Company shall reimburse the Underwriters, severally upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. If the Company is required to make any payments to the Underwriters under this Section 10 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 7 hereof, such defaulting Selling Stockholder, pro rata in proportion to the percentage of
                                --- ----
Shares to be sold by it, shall reimburse the Company on demand for amounts so paid.

Section 11.  Information Supplied by Underwriters.  The statements set forth in
             ------------------------------------
the last paragraph on the front cover page and in the first four paragraphs under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Section 5(a)(ii) and Section 6 hereof. The Underwriters confirm that such statements (to such extent) are correct.

Section 12.  Notices.  In all dealings hereunder, you shall act on behalf of
             -------
each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives. Any notice or notification in any form to be given under this Agreement may be delivered in person or sent by telex, facsimile or telephone (subject in the case of a communication by telephone to confirmation by telex or facsimile) addressed to:

          in the case of the Company:

          Kopin Corporation
          695 Myles Standish Boulevard
          Taunton, Massachusetts  02780

          Telephone:  508-824-6696
          Facsimile:  508-824-6958
          Attention:  President

          in the case of the Underwriters:

          Deutsche Morgan Grenfell Inc.
          31 West 52nd Street
          New York, New York 10019

          Telephone:  212-469-5600
          Facsimile:  212-469-5995
          Attention:  Equity Syndicate Desk

In the case of the Selling Stockholders, any such notice shall be addressed to the Selling Stockholders at the addresses set forth in Schedule III hereto. Any such notice shall take effect, in the case of delivery, at the time of delivery and, in the case of telex or facsimile, at the time of dispatch.

Section 13.  Miscellaneous.
             -------------

          (a) Time shall be of the essence of this Agreement.

          (b) The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect, the meaning or interpretation of this Agreement.

          (c) For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange is open for trading, and (b) "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

          (d) This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same Agreement and any party may enter into this Agreement by executing a counterpart.

          (e) This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Stockholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that (i) the indemnities of the Company and the Selling Stockholders contained in Section 6 hereof shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 6 hereof shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, each Selling Stockholder and any person or persons who control the Company or such Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase.

          (f) The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Stockholders, any Underwriter or any controlling person referred to in Section 6 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 4, 6 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

Section 14.  Severability.  It is the desire and intent of the parties that the
             ------------
provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 15.  Governing Law.  The validity and interpretation of this Agreement,
             -------------
and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

          If the foregoing is in accordance with your understanding, please sign and return to us ten (10) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Deutsche Morgan Grenfell Inc. Master Agreement Among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                 Very truly yours,

                                 KOPIN CORPORATION

                                 By
                                   -------------------------------------
                                   President and Chief Executive Officer

                                 TELECOM HOLDING CO., LTD.

                                 By
                                   -------------------------------------
                                   Attorney-in-Fact

                                 [OTHER SELLING STOCKHOLDERS]

                                 By
                                   -------------------------------------
                                   Attorney-in-Fact

The foregoing Agreement is hereby
confirmed and accepted as of the date
specified in Schedule I hereto.

DEUTSCHE MORGAN GRENFELL INC.
TUCKER ANTHONY INCORPORATED

By:  DEUTSCHE MORGAN GRENFELL INC.

By
  ---------------------------------
Name:

Title:

By
  ---------------------------------
Name:

Title:

For themselves and on behalf of the
other several Underwriters, if any, named in
Schedule II to the foregoing Agreement.

                                   SCHEDULE I


Underwriting Agreement dated:  December ___, 1997


Other Representatives:  Tucker Anthony Incorporated


Type of Offering:  Rule 430A Offering


Purchase Price of Securities:

     Purchase price per share:


Closing Date, Time and Location:  December __, 1997,


Registration Statement No.  333-____


Number of days referred to in Section 3(a)(vi):  120

Number of days referred to in Section 7(h):

  (a) in the case of the Individual Selling Stockholders:  120
  (b) in the case of Telecom:  90

Modification of items to be covered by the letter from Deloitte & Touche LLP delivered pursuant to Section 7(h) at the Closing Date:

                                  SCHEDULE II
                                  -----------

                                The Underwriters


Underwriter                                      Underwriting commitment
-----------                                      -----------------------
Deutsche Morgan Grenfell Inc. ................
Tucker Anthony Incorporated




                                                 -----------
Total.........................................   2,000,000

                                  SCHEDULE III
                                  ------------

                            The Selling Stockholders

                                       Number Of Shares       Number of Option
Selling Stockholders                     To Be Sold           Shares to be Sold
--------------------                   ----------------       -----------------
Telecom Holding Co., Ltd.........         1,000,000

[Individual Selling Stockholders]



                                       ----------------       -----------------
Total............................         1,000,000                50,000

                                     III-1